UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERCONTINENTAL EXCHANGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

INTERCONTINENTAL EXCHANGE, INC.

2022 Annual Meeting
Vote by May 12, 2022
11:59 PM ET



INTERCONTINENTAL EXCHANGE, INC.
5660 NEW NORTHSIDE DRIVE
THIRD FLOOR
ATLANTA, GA 30328

D73086-P69090

You invested in INTERCONTINENTAL EXCHANGE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2022.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 13, 2022
8:30 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/ICE2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** *To be elected for terms expiring in 2023:*	
1a.	Hon. Sharon Y. Bowen	For
1b.	Shantella E. Cooper	For
1c.	Duriya M. Farooqui	For
1d.	The Rt. Hon. the Lord Hague of Richmond	For
1e.	Mark F. Mulhern	For
1f.	Thomas E. Noonan	For
1g.	Caroline L. Silver	For
1h.	Jeffrey C. Sprecher	For
1i.	Judith A. Sprieser	For
1j.	Martha A. Tirinnanzi	For
2.	To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers.	For
3.	To approve the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan.	For
4.	To approve the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan.	For
5.	To approve the adoption of amendments to our current Certificate of Incorporation to eliminate supermajority voting provisions.	For
6.	To approve the adoption of amendments to our current Certificate of Incorporation to lower the special meeting ownership threshold to 20%.	For
7.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
8.	A stockholder proposal regarding special stockholder meeting improvement, if properly presented at the Annual Meeting.	Against

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

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D73087-P69090